FRANK J. HARITON – ATTORNEY AT LAW

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1065 Dobbs Ferry Road, White Plains, New York 10607 (Tel) (914) 674-4373 (Fax) (914) 693-2963

(email) hariton@sprynet.com

November 19, 2007

United States Securities and Exchange Commission

100 Fifth Street, N.E.

Washington, D.C. 20549

Attn: Anne Nguyen Parker, Branch Chief

Re:	Parafin Corporation
Schedule 14A – Amendment 1
File 0-09071

Ladies and Gentlemen:

We are today filing amendment number 1 to the above captioned Consent Statement on Schedule 14-A. This letter addresses the staff’s comments made in your November 13, 2007 letter and the numbered paragraph’s below correspond to the numbered paragraphs in the staff’s letter.

1.

The Registrant is aware of the staff’s comments and will respond to them fully in connection with its from 10-KSB for the year ended September 30, 2007, which form 10-KSB should be filed at or about the end of this calendar year.

2.	A table has been added in response to the comment.

3.

The Certificate of Amendment has been amended to clarify that the number of shares which the Registrant is authorized to issue will not be changed by reason of the reverse stock split. We have added language to the effect that there are no present plans with respect to the additional shares available for issuance.

4.

We have added language about the possible anti-takeover effect of the Reverse Stock Split. However, we have noted that the number of uthorized, but unissued shares continues to be a substantial majority of the total shares with or without the reverse stock split.

5.	No materials have or will be sent to any of our shareholders until the staff review process is complete. We have removed all references to dates in October.

Your prompt attention to the 14A filing, as amended will be greatly appreciated.

Very truly yours,

/s/ Frank J. Hariton

Frank J. Hariton